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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT of 1934


         Date of Report (Date of Earliest Event Reported): June 4, 2003


                            COLE NATIONAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


       DELAWARE                          33-66342                34-1744334
(State or other jurisdiction           (Commission             (IRS Employer
    of incorporation)                  File Number)         Identification No.)

5915 LANDERBROOK DRIVE
MAYFIELD HEIGHTS, OHIO                                           44124
(Address of principal executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:      (440) 449-4100



                                 Not Applicable
         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS.

         Cole National Corporation (the "Parent Company") issued a press release today announcing that Larry Pollock, the Company's President and Chief Operating Officer, will become President and Chief Executive Officer on June 25, 2003. Mr. Pollock succeeds Jeffrey A. Cole, the Company's Chairman and Chief Executive Officer, who will retire. It is expected that Mr. Cole will continue to serve as a director of both the Company and the Parent Company. Walter Salmon, an independent director who has served on each Company's Board of Directors since 1997, will assume the duties of non-executive Chairman of the Board. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

         99.1 Press release of Cole National Corporation, dated June 4, 2003.














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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COLE NATIONAL GROUP, INC.

                                        By:   /s/ Lawrence E. Hyatt
                                             ----------------------------------
                                             Name:  Lawrence E. Hyatt
                                             Title: Executive Vice President
                                                    and Chief Financial Officer



Date: June 4, 2003







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                                  EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION
---------     -----------

99.1          Press release of Cole National Corporation, dated June 4, 2003.






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